Filed pursuant to Rule 497(e)
Registration Nos. 333-118634; 811-21625

Intrepid Capital Management Funds Trust
Intrepid Capital Fund Institutional Class (Ticker: ICMVX) Investor Class (Ticker: ICMBX)	Intrepid Disciplined Value Fund Institutional Class (Not Available for Sale) Investor Class (Ticker: ICMCX)
Intrepid Endurance Fund Institutional Class (Ticker: ICMZX) Investor Class (Ticker: ICMAX)	Intrepid International Fund Institutional Class (Not Available for Sale) Investor Class (Ticker: ICMIX)
Intrepid Income Fund Institutional Class (Ticker: ICMUX) Investor Class (Not Available for Sale)
Supplement dated March 29, 2019
to the Statement of Additional Information dated January 28, 2019

Effective March 18, 2019, Roy F. Clarke has resigned from his position as Trustee of Intrepid Capital Management Funds Trust (the “Trust”). All references to Roy F. Clarke are deleted in their entirety.

Effective March 18, 2019, the Board of Trustees (the “Board”) appointed John J. Broaddus as a trustee of the Trust. The following information is added under the “Trustees and Officers of the Trust” section.

The following information is added to the table under “Trustees’ and Officers’ Information – Independent Trustees.”

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
John J. Broaddus c/o Intrepid Capital Management Funds Trust 1400 Marsh Landing Pkwy. Suite 106 Jacksonville Beach, FL 32250 Year of Birth: 1949	Trustee	Indefinite Term; Since March 2019	President & CEO, Sunnyside Communities (a retirement community) (2008-present)	Five	None

The following information is added under the “Trustees’ Qualifications and Experience.”

John J. Broaddus has served as trustee of the Trust since 2019. He also previously served as trustee of the Trust from November 2004 to January 2008. Through his experience as a trustee, President and CEO of a multi-site retirement community, and past President and CEO of Cassco Corporation (a national ice, refrigerated warehousing, and logistics company), Mr. Broaddus is experienced with financial, accounting, regulatory, and investment matters.

The section entitled “Committees” is hereby revised to reflect the addition of Mr. Broaddus to the Audit Committee.

In addition, effective March 18, 2019, the section entitled “Distribution of Shares” is hereby revised to reflect that Mr. Broaddus is also a Rule 12b-1 Trustee.

If you have any questions, please call the Intrepid Funds at 1-866-996-FUND (toll free).
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The date of this Supplement is March 29, 2019.
Please retain this Supplement for future reference.